UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/06/2005

Oglebay Norton Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of Principal Executive Offices, Including Zip Code)

216-861-3300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.01.    Completion of Acquisition or Disposition of Assets

On April 6, 2005, Oglebay Norton Company (the "Company") completed the sale of its Performance Minerals segment's Kings Mountain, North Carolina mica operation to King's Mountain Mining LLC, an affiliate of Zemex Corporation, for $15 million subject to an escrow for working capital adjustments and other purchase contingencies of $800,000. Based upon such adjustments, the Company received $14.2 million of cash at closing. Because of the application of fresh-start reporting at December 31, 2004, the Company does not anticipate recording a material gain or loss from this sale in the second quarter of 2005.

The Kings Mountain operation was sold pursuant to an Asset Purchase Agreement, dated March 31, 2005, among the Company, as guarantor, Oglebay Norton Specialty Minerals, Inc., an indirect wholly-owned subsidiary of the Company, and Zemex Corporation, a Delaware corporation. The assets sold primarily consisted of certain assets employed in the business of mining, processing and selling muscovite mica and by-products of feldspathic sand and kaolin clay at its land and facilities in Kings Mountain, North Carolina and vicinity.

On April 6, 2005, the Company issued a press release related to this disposition. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On April 8, 2005, the Company's previously filed Registration Statement on Form S-1 relating to the resale of up to 3,360,800 shares of its Series A Convertible Preferred Stock and up to 3,360,800 shares of its Common Stock, which are issuable upon conversion of the Convertible Preferred Stock by the holders of those securities, was declared effective by the Securities and Exchange Commission. The Company will not receive any proceeds from the sale of these securities.

On April 11, 2005, the Company issued a press release related to this event. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference. This disclosure does not constitute an offer to sell, or the solicitation to buy, any such security.

* * * * * Safe Harbor * * * * *

The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.

Item 9.01.    Financial Statements and Exhibits

(c)        Exhibits.

99.1 Press Release dated April 6, 2005, announcing the sale of the Company's Kings Mountain mica operation.

99.2 Press Release dated April 11, 2005, announcing that the Securities and Exchange Commission declared the Company's Registration Statement on Form S-1, relating to the resale of certain securities, effective as of April 8, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Oglebay Norton Company

Date: April 12, 2005.	By:	/s/ Julie A. Boland
Julie A. Boland
Vice President, CFO and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 6, 2005, announcing the sale of the Company's Kings Mountain mica operation.
EX-99.2
Press Release dated April 11, 2005, announcing that the Securities and Exchange Commission declared the Company's Registration Statement on Form S-1, relating to the resale of certain securities, effective as of April 8, 2005.